Unsecured Debt	12 Months Ended
Nov. 30, 2013
Text Block [Abstract]
Debt
Debt
Long-term debt and short-term borrowings consisted of the following (in millions):

	November 30, 2013		November 30,
	Interest Rates	Maturities Through	2013(a)	2012(a)
Long-Term Debt
Export Credit Facilities
Fixed rate (b)	4.2% to 5.5%	2020	$1,684	$2,009
Euro fixed rate (b)	3.8% to 4.5%	2025	408	423
Floating rate (c) (d)	1.4% to 1.9%	2025	1,196	1,303
Euro floating rate (b) (e)	0.2% to 1.3%	2026	1,742	1,516
Bank Loans
Fixed rate (b)	2.5% to 4.4%	2016	650	650
Euro fixed rate (b)	3.9%	2021	276	296
Floating rate (b) (f)	0.8% to 1.4%	2018	850	700
Euro floating rate (b) (g)	0.8%	2014	138	132
Private Placement Notes
Fixed rate	5.9% to 6.0%	2016	116	116
Euro fixed rate (b)	6.9% to 7.3%	2018	194	185
Publicly-Traded Notes
Fixed rate (d) (h) (i)	1.2% to 7.1%	2028	2,219	517
Euro fixed rate	—	—	—	971
Other	3.8% to 7.3%	2030	27	28
Short-Term Borrowings
Euro bank loans (j)	1.9%	2014	60	56
Total Debt			9,560	8,902
Less short-term borrowings			(60)	(56)
Less current portion of long-term debt			(1,408)	(1,678)
Total Long-term Debt			$8,092	$7,168

(a)
The debt table does not include the impact of our foreign currency and interest rate swaps. At November 30, 2013, 69% and 31% (58% and 42% at November 30, 2012) of our debt was U.S. dollar and euro-denominated, respectively, including the effect of foreign currency swaps. Substantially all of our fixed rate debt can only be called or prepaid by incurring additional costs. In addition, substantially all of our debt agreements, including our main revolving credit facility, contain one or more financial covenants that require us, among other things, to maintain minimum debt service coverage and minimum shareholders’ equity and to limit our debt to capital and debt to equity ratios and the amounts of our secured assets and secured and other indebtedness. Generally, if an event of default under any debt agreement occurs, then pursuant to cross default acceleration clauses, substantially all of our outstanding debt and derivative contract payables (see Note 10) could become due, and all debt and derivative contracts could be terminated. At November 30, 2013, we believe we were in compliance with all of our debt covenants.

(b)
Includes $3.4 billion of debt whose interest rates, and in the case of our main revolver its commitment fees, would increase upon a downgrade in the long-term senior unsecured credit ratings of Carnival Corporation or Carnival plc.

(c)
In 2013, we borrowed $526 million under an export credit facility, the proceeds of which were used to pay for a portion of Royal Princess’ purchase price and is due in semi-annual installments through May 2025.

(d)
In 2013, we issued $500 million of publicly-traded notes, which bear interest at 1.2% and are due in February 2016. The proceeds were used to repay a like amount of floating rate export credit facilities prior to their maturity dates through 2022.

(e)
In 2013, we borrowed $311 million under a euro-denominated export credit facility, the proceeds of which were used to pay for a portion of AIDAstella’s purchase price and is due in semi-annual installments through March 2025.

(f)	In 2013, we borrowed $150 million under a floating rate bank loan, which is due in November 2018. We used the net proceeds of this loan for general corporate purposes.

(g)
In 2013, we entered into a $265 million euro-denominated floating rate revolving bank loan facility. This facility has a perpetual term, although we can terminate it at any time and the bank can terminate the facility at any time upon nine months notice. The facility can be drawn beginning in May 2014.

(h)
In 2013, we issued $500 million of publicly-traded notes, which bear interest at 1.9% and are due in December 2017. We used the net proceeds of these notes for general corporate purposes, including repayments of portions of debt facilities maturing in 2013.

(i)
In 2013, we issued $700 million of publicly-traded notes, which bear interest at 4.0% and are due in October 2020. We intend to use the net proceeds of these notes for general corporate purposes, which may include repaying portions of various debt facilities maturing through May 2014.

(j)	The interest rate associated with our short-term borrowings represents an aggregate-weighted average interest rate.
At November 30, 2013, the scheduled annual maturities of our debt were as follows (in millions):

	Fiscal
	2014	2015	2016	2017	2018	Thereafter	Total
Short-term borrowings	$60						$60
Long-term debt	1,408	$1,403	$1,537	$627	$1,301	$3,224	9,500
	$1,468	$1,403	$1,537	$627	$1,301	$3,224	$9,560

Debt issuance costs are generally amortized to interest expense using the straight-line method, which approximates the effective interest method, over the term of the debt. In addition, all debt issue discounts are amortized to interest expense using the effective interest rate method over the term of the notes.
Committed Ship Financings
We have unsecured euro and U.S. dollar long-term export credit committed ship financings in order to pay for a portion of our ships’ purchase prices. These commitments, if drawn, are repayable semi-annually over 12 years. We have the option to cancel each one at specified dates prior to the underlying ship’s delivery date.
At January 22, 2014, our committed ship financings are as follows:

Cruise Brands and Ships	Fiscal Year Scheduled for Funding	Amount
		(in millions)
North America
Carnival Cruise Lines
Carnival Vista (a)	2016	$520
Holland America Line
Newbuild (a)	2016	408
Princess
Regal Princess	2014	547
North America Cruise Brands		1,475
EAA
AIDA
AIDAprima	2015	460
Newbuild	2016	460
Costa
Costa Diadema (a)	2014	531
P&O Cruises (UK)
Britannia (a)	2015	563
EAA Cruise Brands		2,014
		$3,489

(a) Euro-denominated.

Revolving Credit Facilities
Carnival Corporation, Carnival plc and certain of Carnival plc’s subsidiaries are party to a five-year multi-currency revolving credit facility for $2.5 billion (comprised of $1.6 billion, €450 million and £150 million) (the “Facility”), which expires in May 2016. The Facility currently bears interest at LIBOR/EURIBOR plus a margin of 70 basis points (“bps”). The margin varies based on changes to Carnival Corporation’s and Carnival plc’s long-term senior unsecured credit ratings. We are required to pay a commitment fee of 35% of the margin per annum on any undrawn portion. If more than one-third or if more than two-thirds of the Facility is drawn, we will incur an additional 15 bps or 30 bps utilization fee, respectively, on the total amount outstanding.
In September 2013, we entered into a seven-year $300 million floating rate revolver, which expires in September 2020 and is undrawn as of November 30, 2013. In addition, at November 30, 2013 we had another undrawn revolving credit facility in the amount of $82 million, which expires in 2015. These other revolving credit facilities provide us with additional liquidity. At November 30, 2013, $2.8 billion was available under all of our revolving credit facilities.